Exhibit 10.5

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the date set forth on the signature page hereof between Chelsea Therapeutics International, Ltd., a Delaware corporation having a place of business at The Richardson Building, 13950 Ballantyne Corporate, Place Suite 325, Charlotte, NC 28277 (the “Company”), and the undersigned (the “Subscriber”).

W I T N E S S E T H:

WHEREAS, the Company is offering (the “Offering”) to a limited number of persons who qualify as “accredited investors,” as defined in Rule 501(a) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), shares (the “Shares”) of its common stock, par value $0.0001 per share (“Common Stock”) and warrants to purchase shares of Common Stock (the “Warrants” and collectively with the Shares, the “Securities”) on the terms and conditions described in this Agreement;

WHEREAS, the Offering is contingent upon the Company making sales of a number of shares of Common Stock which would provide the Company with aggregate gross proceeds of at least $5,000,000 (the “Minimum Offering Amount”). The Company will sell a maximum number of shares of Common Stock which would provide the Company with aggregate gross proceeds of $15,000,000 (the “Maximum Offering Amount”) with an option in favor of the Company and the Placement Agent (as defined below) to offer additional shares of Common Stock which would provide the Company with aggregate gross proceeds of up to $6,500,000 to cover over-allotments (the “Over-Allotment”).

WHEREAS, Paramount BioCapital, Inc. is acting as exclusive placement agent (the “Placement Agent”) for the Offering; and

WHEREAS, on the terms and conditions hereinafter set forth, the Subscriber desires to purchase from the Company, and the Company desires to sell to the Subscriber, a number of Shares and Warrants.

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. PURCHASE AND SALE OF SECURITIES.

1.1 Offering. The Company is offering the Securities to a limited number of persons who qualify as “accredited investors,” as defined in Rule 501(a) of Regulation D of the Securities Act, on the terms and conditions described in this Agreement. The Minimum Offering Amount will be offered on an “all or none, best efforts” basis. Additional amounts, including the Over-Allotment, if exercised, will be offered on a “best efforts” basis. The Subscriber understands, however, that this purchase of the Securities is contingent upon the Company making aggregate sales equal to or exceeding the “Minimum Offering Amount.” The per Share price shall be equal to the lesser of (i) the volume weighted average closing bid price of the Company’s Common Stock as reported on the OTC Bulletin Board® for the ten (10) trading days prior to the Closing Date (as defined below) of the initial Closing (as defined below) and (ii) $3.00 (the “Purchase Price”). The minimum number of Shares purchasable by any single investor shall be equal to $100,000 divided by the Purchase Price, subject to the discretion of the Company to accept subscriptions for lesser amounts.

1.2 Closing. At each closing (each a “Closing,” and the date thereof, the “Closing Date”), provided the Company has received the Minimum Offering Amount, the Company shall issue and sell to the Subscriber and the Subscriber shall purchase from the Company, a number of Shares equal to the quotient resulting from dividing (a) the total dollar amount of the Subscriber’s subscription as set forth on the signature page hereof that is accepted by the Company and the Placement Agent (the “Aggregate Purchase Price” as further defined below) by (b) the Purchase Price (the “Subscription Amount”), rounded down to the nearest whole share. In addition to the Shares, each Subscriber shall receive a number of Warrants equal to 30% of the number of Shares purchased in the Offering by such Subscriber. A form of the Warrant is attached hereto as Appendix A. The Warrants shall have an exercise price equal to 140% of the Purchase Price (the “Warrant Exercise Price”) and shall be exercisable at any time prior to the fifth anniversary of the date of issuance. The Warrants shall be callable by the Company if the volume weighted average closing bid price per share of the Common Stock exceeds $9.00, as adjusted for stock splits or combinations, for a period of 20 consecutive trading days.

1.3 Closing Mechanics. The initial Closing shall be held at a date and time designated by the Company and the Placement Agent prior to 11:59 p.m. Eastern Standard Time on February 28, 2006 (subject to extension at the discretion of the Company and the Placement Agent without notice to the Subscriber of up to 60 days), which date shall be no later than 5 Business Days (as defined in Article 5) after satisfaction or waiver of the closing conditions set forth in Article 4 hereof. The Closing shall occur at the offices of the Placement Agent, located at 787 Seventh Avenue, New York, New York 10019. Upon satisfaction or waiver of all conditions to the Closing, the Placement Agent and the Company shall instruct US Bank Trust National Association, as escrow agent (the “Escrow Agent”) to release the proceeds of the Offering to the Company, less fees and expenses due to the Placement Agent. Interest, if any, that has accrued with respect to the Aggregate Purchase Price while in escrow shall also be distributed to the Company at the Closing and the Subscriber will have no right to such interest, even if there is no Closing.

1.4 Payment of Aggregate Purchase Price. Upon, or prior to, the execution of this Agreement by the Subscriber, the Subscriber shall deposit the amount of readily available funds equal to the Aggregate Purchase Price in a segregated escrow account with the Escrow Agent by check or wire transfer of immediately available funds pursuant to the instructions provided below. Subject to the terms and conditions of this Agreement (including, without limitation, the Company’s and the Placement Agent’s option, each at its sole discretion, to refuse to accept subscriptions, in whole or in part, from any Subscriber), the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Securities and the Company agrees to sell such number of Securities to the Subscriber as is set forth upon the signature page hereof at the Aggregate Purchase Price as accepted by the Company and the Placement Agent.

US Bank Trust National Association

ABA Routing Number: 091000022

US Bank and Trust Corp. Account Number: 180121167365

For: Paramount BioCapital & Chelsea Therap. Escrow

SEI Number: 791891000

Reference: [Investor Name]

Attn: Angela Rieger

The Subscriber must complete and return a duly executed, unaltered copy of this Agreement (including the completed Confidential Investor Questionnaire included in Article 7 hereof (the “Confidential Investor Questionnaire”)) to the Placement Agent at the Placement Agent’s address indicated in the Memorandum (as defined below) on or before the date indicated to the Subscriber by the Placement Agent to be eligible to participate in the Offering. The Company and the Placement Agent retain complete discretion to accept or reject any subscription unless and until the Company executes a counterpart to this Agreement that includes such Subscriber’s signature.

1.5 Delivery of Certificates. The Company shall deliver, or cause to be delivered, the certificates representing the Securities purchased by the Subscriber hereunder as soon as practical after the Closing to the Subscriber’s residential or business address or other designee as indicated by the Subscriber on the signature page hereto.

2. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER.

The Subscriber hereby represents and warrants to the Company as of the date hereof and the relevant Closing Date as follows:

2.1 The Subscriber understands, acknowledges and agrees that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) the Subscriber may not be able to liquidate its investment; (iii) transferability of the Securities is extremely limited; (iv) in the event of a sale, transfer, assignment, shorting, hedging, or other “put equivalent position” or other disposition of the Securities, the Subscriber could sustain the loss of substantially all of its investment; and (v) since the Company has been a publicly traded company, the Company has not paid any dividends on its Common Stock and does not anticipate the payment of dividends in the foreseeable future.

2.2 The Subscriber is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, as indicated by the Subscriber’s responses to the questions contained in the Confidential Investor Questionnaire, which are true and correct as of the date hereof and shall be true and correct as of the relevant Closing Date, and that the Subscriber is able to bear the economic risk of an investment in the Company. If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state or other jurisdiction in which the Subscriber resides, has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

2.3 The Subscriber understands, acknowledges and agrees that: (i) the Subscriber is knowledgeable, sophisticated and has experience in making, and is qualified to make, decisions with respect to investments representing an investment decision like that involved in the purchase of the Securities and has prior investment experience, including investments in securities which are non-listed, unregistered and/or not traded on the New York Stock Exchange, AMEX, the Nasdaq National Market or Capital Market or any other national stock exchange; (ii) the investment in the Securities is of a highly speculative nature and involves a significant degree of risk, that the market price of the Common Stock has been and continues to be volatile and that Subscriber has carefully evaluated the risks of an investment in the Securities; and (iii) the Subscriber is able to bear the economic risk of an investment in the Securities and the potential loss of such investment, which risk the Subscriber hereby assumes.

2.4 The Subscriber has received and carefully reviewed this Agreement, the Company’s Confidential Offering Memorandum dated November 30, 2005 (together with all exhibits, appendices, supplements or amendments thereto, and any documents which may have been made available upon request as reflected therein, the “Memorandum”), including the following documents filed by the Company with the Securities and Exchange Commission (the “SEC”, and such documents, the “SEC Filings”) and included as exhibits to the Memorandum: SEC Form 424B3 filed on September 1, 2005; SEC Form 10-Q for the quarter ended September 30, 2005; and any future filings that the Company makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), until the relevant Closing Date. For purposes of this representation, the parties agree that any information that that Company subsequently files with the SEC that is incorporated by reference into any SEC Report will automatically update and supersede any previous information that is part of the Memorandum. The Subscriber further represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber, its investment advisor, attorney and/or accountant has requested or desired to know or which is otherwise relevant to an investment decision, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and has received any additional information which the Subscriber or its advisors or agents has requested.

2.5 (a) The Subscriber has relied solely upon the information provided by the Company in making the decision to invest in the Securities. The Subscriber is familiar with and understands the terms of the Offering, including the rights to which the Subscriber is entitled under this Agreement. In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (whether oral or written)

from the Company, or any agent, employee or Affiliate of the Company other than as set forth in the Memorandum, in this Agreement or resulting from the Subscriber’s own independent investigation. The Subscriber understands and acknowledges that nothing in this Agreement, the Memorandum or any other materials provided to the Subscriber in connection with the subscription for the Securities or sale of the Securities constitutes investment, tax or legal advice. To the extent deemed necessary or advisable by the Subscriber in its sole discretion, the Subscriber has retained, at its sole expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Securities hereunder.

(b) No Securities were offered or sold to the Subscriber by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference to which the Subscriber was invited by any general solicitation or general advertising.

2.6 The Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors, has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

2.7 The Subscriber understands, acknowledges and agrees that the Offering has not been reviewed, recommended or endorsed by the SEC or any state securities regulatory authority or other governmental body or agency, since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated under the Securities Act. The Subscriber shall not sell or otherwise transfer the Securities unless such transfer is registered under the Securities Act or unless an exemption from such registration is available. The Subscriber understands that if required by the laws or regulations or any applicable jurisdictions, the Offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom.

2.8 The Subscriber understands, acknowledges and agrees that the Securities have not been registered under the Securities Act in reliance upon a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Subscriber’s investment intention and the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, acknowledgments and covenants of Subscriber set forth herein. In this connection, the Subscriber hereby represents that the representations, warranties, acknowledgments and covenants of Subscriber set forth herein are true and correct, the Subscriber will comply with the covenants set forth herein, and the Subscriber is purchasing the Securities for the Subscriber’s own account for investment purposes only and not with a view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Securities to any other Person (as defined in Article 5) in violation of the Securities Act. The Subscriber, if an entity, also represents that it was not formed for the purpose of purchasing the Securities. The Subscriber has no current plans to effect a “change of control” of the Company, as such term is understood in Rule 13d-1 of the Exchange Act.

2.9 The Subscriber understands that the Securities will not be registered or available for sale in the public markets except as specifically provided herein, and Rule 144 promulgated under the Securities Act (“Rule 144”) requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering (and a two-year holding period for unlimited sales by non-Affiliates of the Company) without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Securities under the Securities Act or any state securities or “blue sky” laws or assist the Subscriber in obtaining an exemption from various registration requirements, other than as set forth in Article 5 herein.

2.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities substantially as set forth below, that such Securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Securities.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

2.11 Intentionally omitted.

2.12 The address of the Subscriber furnished by the Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

2.13 The Subscriber has full power and authority (corporate or otherwise) to execute, deliver, and perform this Agreement and to purchase the Securities and has taken all action necessary to authorize the execution, delivery and performance of this Agreement. This

Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

2.14 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity (a) it is authorized and qualified to become an investor in the Company and the Person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

2.15 The Subscriber acknowledges that if he or she is a Registered Representative of a National Association of Securities Dealers, Inc. (“NASD”) member firm, he or she must give such firm the notice required by the NASD Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below in accordance with such rules.

2.16 The Subscriber understands, acknowledges and agrees that this subscription may be rejected, in whole or in part, by the Company or the Placement Agent, in each of their sole and absolute discretion, at any time before any Closing Date notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription. The Subscriber hereby authorizes and directs the Company to return, without interest, any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained by the Subscriber with the Placement Agent.

2.17 The Subscriber understands, acknowledges and agrees with the Company that except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one Person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such Person and its heirs, executors, administrators, successors, legal representatives and permitted assigns.

2.18 The Subscriber understands, acknowledges and agrees with the Company that the Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D, and/or the provisions of Regulation S, that are in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber.

2.19 The Subscriber understands, acknowledges and agrees that there can be no assurance that the Subscriber will be able to sell or dispose of the Securities. It is understood than in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, in addition to any other restrictions on transfer set forth herein or in the Warrants, the Company may, at a minimum, require any transferee to fulfill the Subscriber suitability requirements thereunder and make the representations, warranties and covenants of Subscriber hereunder.

2.20 The Subscriber represents and warrants that during the period commencing upon the date that the Subscriber was first contacted with respect to the Offering (the “First Date”) the Subscriber has not, directly or indirectly, through related parties, Affiliates or otherwise, sold “short” or “short against the box” (as such terms are generally understood) and until the Registration Statement (as defined in Article 5) is declared effective, will not sell “short” or “short against the box” any equity security of the Company or take any action with respect to any equity security of the Company which would violate the Securities Act or the rules and regulations promulgated thereunder and from the First Date through the relevant Closing Date or termination of this Agreement has not and will not take any action the intent or reasonably foreseeable effect of which is to reduce the trading price of the Common Stock.

2.21 To the extent that the Subscriber is not bound by obligations of confidentiality relating to Confidential Information (as defined herein) pursuant to a separate confidentiality agreement between the Subscriber and the Company, the Subscriber understands, acknowledges and agrees that the existence of and information contained in this Agreement, the Memorandum or otherwise made available to the Subscriber by the Company (collectively, the “Confidential Information”) is to be used solely for the purpose of evaluating a possible investment in the Securities and is confidential and non-public and agrees that all such Confidential Information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with evaluating a possible investment in the Securities) nor disclosed to any third party for any reason and in any manner, notwithstanding that a Subscriber’s subscription may not be accepted by the Company; provided, however, that this obligation shall not apply to any such Confidential Information that (i) is part of the public knowledge or literature and readily accessible at the date hereof (except as a result of a breach of this provision by any party) or (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision by any party).

2.22 If the Subscriber is purchasing the Securities in a fiduciary capacity for another Person, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Agreement and all other subscription documents, and such other Person fulfills all the requirements for purchase of the Securities as such requirements are set forth herein, concurs in the purchase of the Securities and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and correct copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

2.23 No authorization, approval, consent or license of any Person is required to be obtained for the purchase of the Securities by the Subscriber, other than as have been obtained and are in full force and effect. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, result in any violation of or constitute a default under any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or to the best of the Subscriber’s knowledge, any permit, franchise, judgment, order, decree, statute, rule or regulation to which the Subscriber or any of its businesses or properties is subject.

2.24 The Subscriber understands, acknowledges and agrees that the representations, warranties and agreements of the Subscriber contained herein (including the Confidential Investor Questionnaire), in the Registration Questionnaire attached hereto as Appendix B (the “Registration Questionnaire”) and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct on the date hereof and as of the relevant Closing Date as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Securities. The Subscriber agrees that the Placement Agent shall be entitled to rely on the representations, warranties and agreements of the Subscriber contained herein as if such representations, warranties and agreements were made or provided directly to the Placement Agent.

2.25 The Subscriber hereby covenants with the Company not to make any sale of the Securities under the Registration Statement without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and further agrees to comply with reasonable requests of the Company or its transfer agent to provide additional information and representations concerning such sale.

2.26 (a) The Subscriber agrees, acknowledges and understands that the Placement Agent is acting as placement agent for the Securities being offered hereby and will be compensated by the Company for acting in such capacity, including, but not limited to, by: (i) placement fees in cash equal to up to seven percent (7%) of the proceeds received by the Company at each Closing; (ii) warrants (the “Placement Warrants”) to purchase a number of shares of Common Stock (the “Placement Warrant Shares”) equal to ten percent (10%) of the number of Shares actually sold by the Company in connection with the Offering (not including shares of Common Stock issuable upon exercise or conversion of warrants or other securities for which no cash consideration was received upon issuance); and (iii) reimbursement of its reasonable, documented expenses (including reasonable legal fees) incurred in connection with the Offering (which reimbursement shall not exceed $75,000 in the aggregate). The Placement Warrants shall have an exercise price per share equal to 110% of the Purchase Price per Share. The Subscriber shall not be entitled to reimbursement of any expenses incurred by the Subscriber in connection with the Offering. The Placement Agent will receive the commissions and Placement Warrants discussed above on all subsequent investments in Company securities made by investors introduced to the Company by the Placement Agent in connection with this Offering for a period of 12 months from the final Closing Date. In addition, the Placement Agent has a right of first refusal to act as exclusive placement agent for all subsequent offerings of Company securities involving a placement agent for a period of 12 months from the final Closing Date, and to act a co-placement agent, receiving a minimum of 25% of the commissions, fees and other agent compensation, for all such offerings for a period of 12 months thereafter.

(b) The Subscriber agrees, acknowledges and understands that the Placement Agent may engage other Persons, selected by it in its discretion, who are members of the NASD or who are located outside the United States, to assist the Placement Agent in connection with this Offering.

3. REPRESENTATIONS BY AND COVENANTS OF THE COMPANY.

The Company hereby represents and warrants to the Subscriber as of the date hereof and the Closing Date that:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which such qualification is necessary, except to the extent that the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations, conditions (financial or otherwise), assets or results of operations of the Company and its Subsidiaries (as defined below) as a whole (a “Material Adverse Effect”).

3.2 Capitalization. (a) The authorized capital stock of the Company consists of 50,000,000 shares of capital stock, of which 45,000,000 are designated Common Stock and 5,000,000 of which are designated preferred stock. As of the date hereof, there were 12,383,177 shares of Common Stock issued and outstanding, all of which are duly authorized, validly issued, fully paid and non-assessable and no shares of preferred stock outstanding. In addition, there are 1,657,457 shares of Common Stock reserved for issuance pursuant to outstanding options and warrants. All of the securities issued by the Company have been issued in accordance with all applicable federal and state securities laws. Other than as set forth above, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no preemptive rights or rights of first refusal or similar rights which are binding on the Company permitting any Person to subscribe for or purchase from the Company shares of its capital stock pursuant to any provision of law, the Company’s Certificate of Incorporation as in effect on the date hereof (the “Certificate of Incorporation”) or the Company’s By-laws, as in effect on the date hereof (the “By-laws”) or pursuant to any agreement, contract or understanding to which the Company is a party. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement. Except as set forth in the Memorandum, the Company does not own, directly or indirectly, any stock, partnership interest, joint venture interest or any other equity interest in, or security issued by, any Person.

(b) The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and non-assessable. Except for the selling stockholders listed in the Company’s currently effective registration statement on Form S-1 (SEC File No. 333-123916), no stockholder of the Company has any right to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.

3.3 Authorization; Enforceability. The Company has all power and authority (corporate or otherwise) to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

3.4 No Conflict; Governmental and Other Consents. (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or any Subsidiary thereof is bound, or of any provision of the Certificate of Incorporation or By-Laws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any Subsidiary thereof is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company or any Subsidiary (as defined below) thereof where such violation, breach, default or imposition would reasonably be likely to result in a Material Adverse Effect.

(b) No material consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company or any Subsidiary thereof in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such filings as may be required to be made with the SEC, the NASD, any stock exchange or quotation service and with any state or foreign blue sky or securities regulatory authority.

3.5 Litigation. There is no pending, or to the knowledge of the Company, threatened, legal or governmental proceedings to which the Company is a party which is reasonably expected to result in a Material Adverse Effect.

3.6 Accuracy of Public Reports; No Material Misstatements. All reports required to be filed by the Company since January 1, 2005 under the Exchange Act (the “Public Reports”) have been duly and timely filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and the rules and regulations thereunder, except to the extent updated or superseded by any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and such reports did not contain (as of their respective dates) any untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, or if amended, as so amended. The information set forth in the Memorandum, including any documents incorporated by reference thereto, as of the date hereof contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

3.7 Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

3.8 Proprietary Rights. To the best of the Company’s knowledge, the Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trade names, corporate names, copyrights, trade secrets, licenses, inventions, formulations, technology and know-how and other intangible property used in the conduct of its business as described in the Memorandum (the “Proprietary Rights”). Except as described in the Memorandum, to the Company’s knowledge, the Company has not received any notice of, and there are no facts known to the Company that reasonably indicate the existence of (i) any infringement or misappropriation by any third party of any of the Proprietary Rights or (ii) any claim by a third party contesting the validity of any of the Proprietary Rights. The Company has not received any notice of any infringement, misappropriation or violation by the Company or any of its employees of any Proprietary Rights of third parties

3.9 Taxes. The Company has paid all tax liabilities which have been assessed against it.

3.10 No Integration. To the Company’s knowledge, there exists no fact or set of facts which may cause the Offering to be integrated with any other offering of the Company’s securities or which would cause this Offering to lose its exemption under Regulation D.

3.11 Use of Proceeds. The Company intends to use the net proceeds in the Offering as described in the Memorandum. Except as described in the Memorandum, the Company shall not use any proceeds it receives in the Offering for the satisfaction indebtedness (other than indebtedness incurred in the ordinary course of business).

3.12 Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary which could reasonably be expected to result in a Material Adverse Effect.

3.13. Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as is not expected to have a Material Adverse Effect.

3.14 Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the Memorandum, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit. This representation does not extend to approvals by regulatory agencies, such as the Food and Drug Administration, relating to the sale of Company’s product candidates. The Company has not obtained regulatory approval from any governmental body for the sale of any of its product candidates.

3.15 Title to Assets. The Company and the Subsidiaries have good and marketable title to all real and personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of any material liens, encumbrances or other restrictions. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

3.16 Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including directors and officers insurance.

3.17 Transactions with Affiliates and Employees. Except as set forth in the Memorandum, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity (other than the Placement Agent) in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $50,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

3.18 Internal Accounting Controls. Each of the Company and the Subsidiaries is in material compliance with all provisions of the Sarbanes Oxley Act of 2002 which are presently applicable to it.

3.19 Application of Takeover Protections. The Company and its Board of Directors have taken, or will take prior to the initial Closing, all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation as a result of the Company’s issuance of the Securities and the Subscriber’s ownership of the Securities.

3.20 No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to each Subscriber in the Offering and certain other “accredited investors” within the meaning of Rule 501(a) under the Securities Act.

3.21 Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

3.22 Accountants. J.H. Cohn LLP is currently the Company’s independent accounting firm. To the Company’s knowledge, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s upcoming annual report, are a registered public accounting firm as required by the Securities Act.

3.23 Indebtedness. The Company has not materially increased its indebtedness from that disclosed in its latest Public Reports, except debt incurred in the ordinary course of business.

3.24 Additional Covenants of the Company. Until the earlier of the final Closing Date and the termination of this Agreement, the Company will not issue or sell any securities to any party, other than (i) the issuances and sales contemplated by this Agreement; and (ii) pursuant to the Company’s 2004 Stock Plan and previously issued warrants, options and convertible securities. The terms of this Agreement are at least as favorable to the Subscriber as any on which the Company is currently selling its securities to investors at this time.

3.25 Environmental Laws. The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

3.26 Employee Relations; Employee Benefit Plans. The Company is not a party to any collective bargaining agreement nor does it employ any member of a union. The Company believes that its relations with its employees are good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Memorandum, the Company does not maintain any compensation or benefit plan, agreement, arrangement or commitment (including, but not limited to, “employee benefit plans”, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for any present or former employees, officers or directors of the Company or with respect to which the Company has liability or makes or has an obligation to make contributions, other than any such plans, agreements, arrangements or commitments made generally available to the Company’s employees. The Company is in compliance with ERISA in all material respects with all its employee benefits plans.

4. CONDITIONS TO OBLIGATIONS OF EACH PARTY.

4.1 Conditions to Obligations of the Company. The Company’s obligation to complete the sale and issuance of the Securities and deliver the Shares and Warrants to the Subscriber at a Closing is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of the Company to the extent permitted by law:

(a) Representations and Warranties Correct. The representations and warranties made by the Subscriber in Article 2 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on and as of the Closing Date.

(b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to such sale and issuance shall have been performed or complied with in all material respects.

(c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting the issuance and sale of the Securities or requiring any consent or approval of any Person which shall not have been obtained to issue or sell the Securities, or in either case to otherwise consummate the transactions contemplated hereby (except as otherwise provided in this Agreement).

(e) Payment of Consideration. The Company shall have received the full amount of the Aggregate Purchase Price for the Securities being purchased hereunder at such Closing.

(f) Questionnaires. The Subscriber shall have completed, executed and delivered to the Company the Confidential Investor Questionnaire and the Registration Questionnaire, which questionnaires shall be true and correct as of such Closing and shall be satisfactory to the Placement Agent and the Company, each in their sole discretion.

(g) Minimum Offering Amount. The Company shall have received duly executed subscriptions and corresponding readily available funds in the Escrow Account from Subscribers equal to or in excess of the Minimum Offering Amount.

4.2 The Subscriber’s obligation to purchase the Securities at a Closing is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a) Representations and Warranties Correct. The representations and warranties made by the Company in Article 3 hereof shall be true and correct when made, and shall be true and correct on and as of the Closing Date (except for any representation or warranty that speaks as of a specific date, which shall be true and correct as of such date).

(b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

(c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting the issuance and sale of the Securities or requiring any consent or approval of any Person which shall not have been obtained to issue or sell the Securities, or in either case to otherwise consummate the transactions contemplated hereby (except as otherwise provided in this Agreement).

(e) Minimum Offering. The Company shall have received duly executed subscriptions and corresponding readily available funds in the Escrow Account from Subscribers equal to or in excess of the Minimum Offering Amount.

(f) Legal Opinion. The Subscriber shall have received an opinion of Wyrick Robbins Yates & Ponton LLP, counsel to the Company, in substantially the form attached hereto as Appendix C.

5. REGISTRATION RIGHTS.

5.1 As used in this Agreement, the following terms shall have the following meanings:

(a) “Affiliate” shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

(b) “Business Day” shall mean a day Monday through Friday on which banks are generally open for business in New York, New York.

(c) “Holders” shall mean the Subscribers and any Person holding Registrable Securities or any Person to whom the rights under Article 5 have been transferred in accordance with Section 5.9 hereof.

(d) “Person” shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

(e) The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement under the Securities Act.

(f) “Registrable Securities” shall mean the Shares, the Warrant Shares (as defined below) and the Placement Warrant Shares and any shares of Common Stock issued as a dividend or distribution with respect to or in replacement of the Common Stock issued, directly or indirectly, in connection with this Offering; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been sold (A) pursuant to a registration statement; (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (ii) are held by a Holder or a permitted transferee; or (iii) are not eligible for sale pursuant to Rule 144(k) (or any successor thereto) under the Securities Act. For purposes of this Agreement, “Warrant Shares” shall mean the shares of Common Stock issuable upon exercise of the Warrants. “Placement Warrant Shares” shall mean the shares of Common Stock issuable upon exercise of the Placement Warrants.

(g) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

(h) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

(i) “Subsidiary” shall mean, with respect to any Person, any other Person of which more than fifty percent (50%) of the shares of stock or other interests entitled to vote in the election of directors or comparable Persons performing similar functions (excluding shares or other interests entitled to vote only upon the failure to pay dividends thereon or other contingencies) are at the time owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person.

5.2 Subject to the terms, conditions and limitations set forth herein, the Company will use its best efforts to (a) file a registration statement with the SEC on the appropriate form (the “Registration Statement”) within 30 days following the final Closing Date (the date such Registration Statement is actually filed, the “Filing Date”) to allow the resale of the Registrable Securities under the Securities Act, and use its best efforts to have such Registration Statement declared effective by the SEC prior to the date which is 90 days after the final Closing Date (the “Registration Effective Date”); and (b) cause such Registration Statement to remain effective (the “Registration Period”) until the earliest of (i) the date on which the Subscriber may sell all the Shares and the Warrant Shares then held by the Subscriber pursuant to Rule 144(k) of the Securities Act and (ii) such time as all Securities held by the Subscriber and registered under the Registration Statement have been sold (A) pursuant to a registration statement; (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale. To the extent permissible, such Registration Statement also shall include, or subsequently be amended to include, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416 under the Securities Act), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. In the event the Company has not filed the Registration Statement within 30 days of the final Closing Date, then the Company shall issue to the Holder as compensatory payment additional Warrants to purchase a number of shares of Common Stock equal to one percent (1%) of the Shares purchased by the Holder in this Offering for each monthly period (or prorated portion thereof) in which the Company is in default of its obligations under clause (a) of this Section 5.2, which shall have an exercise price equal to the Warrant Exercise Price and shall be exercisable at any time prior to the fifth anniversary of the applicable Closing Date.

5.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders.

5.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(a) use commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state or federal securities laws which the Company determines to obtain, continuously effective until the termination of the Registration Period;

(b) advise the Holders as soon as practicable:

(i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(iv) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading (which notice will be accompanied by an instruction to suspend the use of the prospectus until such changes have been made);

(c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

(d) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements, all exhibits (including those incorporated by reference) and schedules, if the Holder so requests in writing;

(e) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto.

(f) prior to any public offering of Registrable Securities pursuant to the Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement in the sole discretion of the Company;

(g) to the extent permitted under applicable rules and regulations promulgated under the Securities Act, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request;

(h) upon the occurrence of any event contemplated by Section 5.4(b)(iv) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter promptly delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(i) use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and use commercially reasonable efforts to make generally available to its security holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

Notwithstanding the foregoing, it shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraphs (a) through (i) of this Section 5.4, that the Holder shall furnish to the Company such information regarding itself, the Securities to be sold by the Holder and the intended method of disposition of such Securities as shall be required to effect the registration of the Securities, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statement.

5.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

5.6 (a) To the extent permitted by law, the Company shall indemnify each Holder with respect to (i) any registration, qualification or compliance effected pursuant to this Agreement against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act or the Exchange Act, and will reimburse each Holder for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or action arises out of, relates to or is based upon: (i) any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such Registration Statement or prospectus; or (ii) the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities. Notwithstanding the foregoing, the Company will not be liable in any such case where the claim, loss, damage, liability or action arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates primarily to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or in the prospectus subject to completion under Rule 434 promulgated under the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling Person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished by the Holder to the Person or entity asserting the loss, liability, claim, damage or at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim, damage or action.

(b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each Person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement or prospectus. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the net proceeds received by such Holder from the sale of its Registrable Securities, except in the event of fraud by such Holder or intentional misrepresentation by such Holder.

(c) Each party entitled to indemnification under this Section 5.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the

“Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

(d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5.6(d) was based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5.6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities (or actions in respect thereof) referred to above in this Section 5.6(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 5.6(d) hereof. The parties agree that it would not be just and equitable if contributions pursuant to this Section 5.6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations as set forth in this Section 5.6. Notwithstanding the provisions of this Section 5.6(d), in no event shall a Holder be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.7 (a) Each Holder agrees that, upon receipt of any notice from the Company of (i) the need for an amendment or supplement to the Registration Statement or the prospectus forming a part thereof or (ii) that the Board of Directors has determined in good faith that offers and sales pursuant to the prospectus forming part of the Registration Statement should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in the Registration Statement would be premature or would have a Material Adverse Effect, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company or confirmation of the filing of such report with the SEC by the Company, any such prospectus to be forwarded promptly to the Holder by the Company, and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, that the Company may suspend the disposition of Registrable Securities pursuant to the Registration Statement pursuant to clause (ii) above for the shortest reasonable period in the circumstances, not more than one time (not to exceed 90 days) during any six-month period, nor more than two times (not to exceed 90 days each) in any twelve-month period.

(b) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article 5, including the information required by the Registration Questionnaire attached hereto as Appendix B.

(c) Each Holder hereby covenants with the Company not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied.

(d) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

(e) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(f) At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

5.8 With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

5.9 The right to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 5.2 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, but only if: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice of the proposed transfer to the Company including the name and address of such transferee and a copy of the transfer documents and agreements; (iii) such transferee agrees in writing with the Company to be bound by and comply with the terms and provisions of this Agreement; (iv) the transferee is an “accredited investor” as that term is defined in Rule 501 of Regulation D and ; (v) such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 5.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, the Company may impose stop transfer orders with respect to any such transfer or attempted transfer, and any such transfer or attempted transfer shall be null and void.

5.10 The Company shall use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed.

5.11 With the written consent of the Company and the Holders holding at least 80% of the Registrable Securities that are then outstanding, any provision of this Article 5 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

6. PREEMPTIVE OFFER

6.1 (a) Notwithstanding any provision to the contrary in this Agreement, except in the case of Excluded Securities (as defined below), for so long as a Qualified Subscriber (as defined below) owns at least 40% of the Common Stock purchased by it pursuant to the Subscription Agreement, the Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, in a transaction exempt from the registration requirements of Section 5 of the Securities Act and applicable state securities laws (collectively a “Qualified Offering”) (i) any Company capital stock, (ii) any other equity security of the Company, (iii) any debt security of the Company which by its terms is convertible into or exchangeable for any equity security of the Company or has any other equity feature, (iv) any security of the Company that is a combination of a debt and equity security or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any security of the Company specified in the foregoing clauses (i) through (iv) (the “Offered Securities”), unless the Company first offers in writing (the “Offer Notice”) to the Qualified Subscribers a right to purchase such Offered Securities on commercially reasonable terms determined in the sole discretion of the Company’s Board of Directors (the “Board”). The Qualified Subscribers shall then have the right to accept such offer (on a pro-rata basis based on the amount of the Company’s shares owned by such Qualified Subscribers) or the Company and the Qualified Subscribers will engage in good faith negotiations for a period of fifteen (15) days from the date of the Offer Notice (the “Negotiation Period”) relating to the purchase of all of the Offered Securities, or a portion thereof, upon commercially reasonable terms acceptable to all parties, each in their own discretion. Should the Company and one or all of the Qualified Subscribers fail to agree upon terms for which the Qualified Subscribers shall purchase the Offered Securities during the Negotiation Period, then the Company shall have the right to offer and sell Offered Securities, or in the event that the Qualified Subscribers agree to purchase a portion of the Offered Securities, the Offered Securities that are not purchased by the Qualified Subscribers, to third parties, through the use of an agent or broker or otherwise, in its sole discretion and upon terms agreed to by the Board in its sole discretion, with no further obligation to the Qualified Subscribers except as described in 6.1(b) below.

(b) Notwithstanding any provision to the contrary in this Agreement, except in the case of Excluded Securities, for so long as a Qualified Subscriber owns at least 40% of the Common Stock purchased by it pursuant to the Subscription Agreement, the Company shall offer (unless such offer shall be illegal or fail to comply with any requirement of applicable law, including securities law registration or exemption requirements) to sell that amount of the Offered Securities in a Qualified Offering to the Qualified Subscribers equal to the total amount of Offered Securities multiplied by Qualified Subscriber’s percentage of ownership at that time of the Company’s outstanding common stock on a fully diluted basis, at the price and on such other terms and conditions as the other such Offered Securities shall be sold, which price and material terms and conditions have been specified by the Company in a writing delivered to Qualified Subscriber (the “Preemptive Offer”), which Preemptive Offer by its terms shall remain open and irrevocable for a period of 15 days from the date of delivery. For purposes of this Article 6, the term “Qualified Subscriber” shall mean any Subscriber, together with its Affiliates, who purchases Securities in the Offering for an Aggregate Purchase Price of at least $5,000,000.

6.2 Notice of a Qualified Subscriber’s intent to accept, in whole or in part, a Preemptive Offer shall be evidenced by a writing signed by the Qualified Subscriber or an authorized officer of such Qualified Subscriber (in the event that such Qualified Subscriber is an entity) and delivered to the Company pursuant to the provisions of Section 7.2 hereof prior to the end of the 15 day period of such Preemptive Offer (the “Notice of Acceptance”), setting forth its intent to accept any or all of its proportionate percentage of the Offered Securities.

6.3 The rights of Qualified Subscriber pursuant to this Article 6 shall not apply to the following securities (the “Excluded Securities”):

(a) securities issued upon the exercise, exchange or conversion of any convertible securities that are (i) currently outstanding, (ii) the subject of a Preemptive Offer, or (iii) Excluded Securities;

(b) securities issued as a dividend or upon any stock split or other subdivision or combination of shares;

(c) securities issued pursuant to the acquisition of another entity by merger, consolidation or other transaction approved by the Board;

(d) securities issued in connection with the acquisition of a product, technology or other assets approved by the board of directors of the Company;

(e) securities issued in connection with lending or equipment leasing transactions approved by the board of directors of the Company; and

(f) securities issued to employees, directors or consultants pursuant to a plan approved by the board of directors of the Company or its authorized committee or other delegate of authority to do so.

7. MISCELLANEOUS.

7.1 The Company and the Placement Agent reserve the right to reject the subscription made hereby in whole or in part in each of their sole discretion. Unless terminated earlier in the Placement Agent’s or the Company’s sole discretion, the Offering will expire on February 28, 2006, (as such date may be extended by agreement of the Placement and the Company in their sole discretion without notice to the Subscribers for an additional 60 days), if the conditions to closing set forth in Article 4 have not been satisfied or waived by such time.

7.2 All notices, requests and other communications under this Agreement shall be in writing, and shall be sufficiently given if delivered to the addressees in person or by recognized overnight courier, mailed by certified or registered mail, return receipt requested, or by facsimile or e-mail transmission, as follows:

If to the Company:	Chelsea Therapeutics International, Ltd.
The Richardson Building
13950 Ballantyne Corporate Place
Suite 325
Charlotte, NC 28277
Facsimile: (704) 752-1479
Attn: Chief Financial Officer
Email: Nick.Riehle@ChelseaRx.com

With a copy to:	Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail
Suite 300
Raleigh, NC 27607-7506
Facsimile: (919)781-4865
Attn: Donald R. Reynolds, Esq.
Email: dreynolds@wyrick.com

If to a Subscriber, at such address as such Subscriber shall have provided in writing to the Company or such other addresses as such Subscriber furnishes by notice given in accordance with this Section or such other address as may be designated in writing hereafter, in the same manner, by such Person.

7.3 Except as provided in Section 5.11 above, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

7.4 Subject to the provisions of Section 5.9, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

7.5 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Securities as herein provided; subject, however, to the right hereby reserved to the Company to reject this subscription, enter into similar agreements with other subscribers and to add and/or delete other Persons as subscribers.

7.6 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of law.

7.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

7.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

7.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

7.11 (a) The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b) The Company agrees not to disclose the names, addresses or any other information about the Subscriber, except as required by law or court order and to satisfy its obligations under Article 5.

7.12 The Subscriber represents and warrants that it has neither engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such Person acting on behalf of the Subscriber hereunder.

7.13 This Agreement (including all exhibits, schedules and amendments hereto) (i) constitutes the entire Agreement and understandings of the parties hereto and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof and (ii) is not intended to confer upon any other Person other than the parties hereto any rights or remedies hereunder (except for the holders of Registrable Securities as set forth in Article 5).

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8. CONFIDENTIAL INVESTOR QUESTIONNAIRE.

8.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL except as otherwise required by law or as necessary for inclusion in the Registration Statement. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

`	Explanation: In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D	The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.(describe entity)

Category G	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H	The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

8.2 SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

(c) For all Subscribers, please state whether you have you participated in other private placements before:

YES                                NO

(d) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Biopharmaceutical Companies
Frequently	___________	___________	___________
Occasionally	___________	___________	___________
Never	___________	___________	___________

(e) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES                                NO

(f) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES                                NO

(g) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES                                NO

(h) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES                                NO

(i) For all Subscribers, do you understand that there is no guarantee of financial return on this investment, that an investment in the Securities is highly speculative and risky and that you run the risk of losing your entire investment?

YES                                NO

(j) For all Subscribers, will you have sufficient readily available cash to fund your obligation to purchase Securities at the Closing pursuant to your subscription if and when the Closing occurs?

YES                                NO

8.3 MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Corporation*
(g)	Limited Liability Company*
(h)	Trust*
(i)	Other

*	If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

8.4 NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes                                 No

If Yes, please describe:

*	If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of NASD Member Firm

By:
Authorized Officer

Date:

8.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article 8 and such answers have been provided under the assumption that the Company will rely on them.

Signature:

(if purchased jointly)

Print:

(if purchased jointly)

Date:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE TO FOLLOW]

[Signature Page]

Aggregate Purchase Price: $

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone - Business

Telephone-Residence	Telephone - Residence

Facsimile-Business	Facsimile - Business

Facsimile-Residence	Facsimile—Residence

Email Address	Email Address

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated: , 2005

INVESTORS: PLEASE COMPLETE THE REGISTRATION QUESTIONNAIRE ATTACHED HERETO AS APPENDIX B.

This Subscription Agreement is agreed to and accepted by the Company as of                     , 200  .

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

By:
Name:	J. Nick Riehle
Title:	Chief Financial Officer

CERTIFICATE OF SIGNATORY

(To be completed if Securities are

being subscribed for by an entity)

I,                                         , am the                                          of                                                               (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this     day of                     , 2005.

(Signature)

APPENDIX A

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW. THIS WARRANT AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE PLEDGED, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

Warrant for the Purchase of Shares of

Common Stock

No. [ ]	Shares

FOR VALUE RECEIVED, CHELSEA THERAPEUTICS INTERNATIONAL, LTD., a Delaware corporation (the “Company”), hereby certifies that [                    ], its designee or its permitted assigns is entitled to purchase from the Company, at any time or from time to time commencing on February 13, 2006 and prior to 5:00 P.M., New York City time, on February 13, 2011 (the “Exercise Period”), [                    ] fully paid and non-assessable shares of common stock, $0.0001 par value per share, of the Company for a purchase price per share of $4.20. Hereinafter, (i) said common stock, $0.0001 par value per share, of the Company, is referred to as the “Common Stock”; (ii) the shares of the Common Stock (subject to adjustment as set forth herein) purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the “Warrant Shares”; (iii) the aggregate purchase price payable for the Warrant Shares purchasable hereunder is referred to as the “Aggregate Warrant Price”; (iv) the price payable (initially $4.20 per share subject to adjustment as set forth herein) for each of the Warrant Shares hereunder is referred to as the “Per Share Warrant Price”; (v) this Warrant, all similar Warrants issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the “Warrants”; (vi) the holder of this Warrant is referred to as the “Holder” and the holders of this Warrant and all other Warrants and Warrant Shares are referred to as the “Holders” and Holders of more than fifty percent (50%) of the Warrant Shares then issuable upon exercise of then outstanding Warrants are referred to as the “Majority of the Holders” and (vii) the then Current Market Price per share of the Common Stock (the “Current Market Price”) shall be deemed to be the average closing sale price of the Common Stock for the ten (10) Trading Days (as defined below) immediately prior to such date or, in case no such reported sales take place on such days, the average of the last reported bid and asked prices of the Common Stock on such days, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing sale prices of the Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“NASDAQ”), or other similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, the closing share prices for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not so available, the fair market value of the Common Stock as determined in good faith by the Company’s Board of Directors. A “Trading Day” shall mean any day on which shares of the Company’s Common Stock are sold on the respective exchange. The Aggregate Warrant Price is not subject to adjustment.

This Warrant is one in a series of related warrants constituting in the aggregate Warrants to purchase 1,499,999 Warrant Shares, which were originally issued pursuant to a Subscription Agreement (the “Subscription Agreement”) between the Company and the investors named therein in connection with a private placement by the Company of its securities, as described in the Company’s Confidential Offering Memorandum dated November 30, 2005. By acceptance of this Warrant, the Holder agrees to comply with all applicable provisions of the Subscription Agreement.

1. Exercise of Warrant.

(a) This Warrant may be exercised in whole at any time, or in part from time to time, by the Holder during the Exercise Period by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in subsection 10(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for the Warrant Shares made by certified or official bank check payable to the order of, or wire transfer of immediately available funds to, the Company; or

(b) If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock and the Holder is entitled to receive a new Warrant covering the Warrant Shares that have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon surrender of this Warrant in connection with the exercise of this Warrant pursuant to the terms hereof, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled upon such exercise and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof, if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

2. Reservation of Warrant Shares; Listing.

The Company agrees that, prior to the expiration of this Warrant, the Company shall at all times (a) have authorized and in reserve, and shall keep available, solely for issuance and delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer, other than under Federal or state securities laws, and free and clear of all preemptive rights and rights of first refusal and (b) if the Company hereafter lists its Common Stock on any national securities exchange, the NASDAQ National Market or the NASDAQ Smallcap Market, use its commercially reasonable efforts to keep the Warrant Shares authorized for listing on such exchange upon notice of issuance.

3. Certain Adjustments.

(a) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to all holders of shares of Common Stock by reason of their ownership thereof evidence of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in subsection 3(b), and also excluding cash dividends or cash distributions paid out of earned surplus legally available therefor (any such non-excluded event being herein called a “Special Dividend”)), the Per Share Warrant Price shall be adjusted (effective immediately prior to such issuance or distribution but after the record date for such issuance or distribution) by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be the Current Market Price in effect on the record date for such issuance or distribution less the fair market value (as determined in good faith by the Company’s Board of Directors) of the evidence of indebtedness, cash, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be the Current Market Price in effect on the record date for such issuance or distribution. An adjustment made pursuant to this subsection 3(a) shall become effective immediately prior to the payment date but after the record date of any such Special Dividend. If such evidence of indebtedness, cash, securities or property, or other assets issued or distributed in such Special Dividend is not consummated in full, the Per Share Warrant Price shall be readjusted accordingly.

(b) In case the Company shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine or reverse-split its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, then the Per Share Warrant Price and the number of Warrant Shares shall forthwith be proportionately decreased and increased, respectively, in the case of a subdivision, distribution or stock dividend, or proportionately increased and decreased, respectively, in the case of a combination or reverse stock split. The Aggregate Warrant Price payable for the then total number of Warrant Shares available for exercise under this Warrant shall remain the same. Adjustments made pursuant to this subsection 3(b) shall become effective on the record date in the case of a dividend or distribution, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If such dividend, distribution, subdivision or combination is not consummated in full, the Per Share Warrant Price and Warrant Shares shall be readjusted accordingly.

(c) In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of all or substantially all of the assets of the Company, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company but excluding any exchange of securities or merger with another corporation in which the Company is a continuing corporation and that does not result in any reclassification of or similar change in the Common Stock), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this subsection 3(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant to be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than twenty (20) days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

(d) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.0001 per share of Common Stock; provided, however, that any adjustments which by reason of this subsection 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this subsection 3(d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution, if any, to the Holder of this Warrant or Common Stock issuable upon the exercise hereof. All calculations under this Section 3 shall be made to the $0.0001 or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

(e) Whenever the Per Share Warrant Price or the number of Warrant Shares is adjusted as provided in this Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly prepare a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants. The Company may, but shall not be obligated to unless requested by a Majority of the Holders, obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Per Share Warrant Price and the number of Warrant Shares in effect after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

(f) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Warrants not less than ten (10) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

(g) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine, in good faith, the allocation of the adjusted Per Share Warrant Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

(h) In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of the adjustments set forth in this Section 3 then, in each such case, the Board of Directors of the Company shall in good faith determine the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants. Upon such determination, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustments described therein.

4. Fully Paid Stock; Taxes. The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, subject to compliance by the Holder with the terms hereof, at the time of such delivery, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal imposed by any agreement to which the Company is a party, and the Company will take all such actions as may be necessary to assure that the par value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company shall pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or any certificate thereof to the extent required because of the issuance by the Company of such security.

5. Registration Under Act.

(a) The Holder shall have the right to participate in the registration rights granted to purchasers of the securities of the Company pursuant to Article 5 of the Subscription Agreement with respect to any Warrant Shares held by the Holder. By acceptance of this Warrant, the Holder agrees to comply with the provisions in Article 5 of the Subscription Agreement to same extent as if it were a party thereto.

(b) Until all of the Warrant Shares have been sold under a Registration Statement or pursuant to an exemption from registration under the Act, including pursuant to Rule 144, so long as the Company’s Common Stock remains registered under the Act, the Company shall use its commercially reasonable efforts to file with the Securities and Exchange Commission all current reports and the information as may be necessary to enable the Holder to effect sales of its shares in reliance upon Rule 144 promulgated under the Act.

6. Investment Intent; Limited Transferability.

(a) By accepting this Warrant, the Holder represents to the Company that it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear the legend set forth on the first page hereof. The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available. The Holder further represents to the Company, by accepting this Warrant, that it has full power and authority to accept this Warrant and make the representations set forth herein.

(b) The Holder, by its acceptance of this Warrant, represents to the Company that it is acquiring this Warrant and will acquire any securities obtainable upon exercise of this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Act. The Holder agrees, by acceptance of this Warrant, that this Warrant and any such securities issuable under this Warrant will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Act and any applicable state securities laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the registration requirements of the Act.

(c) In addition to the limitations set forth in Section 1 and in accordance with the legend on the first page hereof, this Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Act and the applicable state securities “blue sky” laws, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered Holder of this Warrant as it appears on the Company’s books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or its duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered Holder of this Warrant. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder unless, in each case, otherwise prohibited by applicable law.

(d) The Holder has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Warrants or the exercise of the Warrants; and (ii) the opportunity to request such additional information which the Company possesses or can acquire without unreasonable effort or expense.

(e) The Holder did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attend any seminar, meeting or investor or other conference to which the Holder was invited by any general solicitation or general advertising.

(f) The Holder is an “accredited investor” within the meaning of Regulation D under the Act. Such Holder is acquiring the Warrants for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Act, without prejudice, however, to such Holder’s right, subject to the provisions of the Subscription Agreement and this Warrant, at all times to sell or otherwise dispose of all or any part of such Warrants and Warrant Shares.

(g) Either by reason of such Holder’s business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate, finder or selling agent of the Company, directly or indirectly), such Holder has the capacity to protect such Holder’s interests in connection with the transactions contemplated by this Warrant and the Subscription Agreement. The Holder, by its acceptance of this Warrant, represents to the Company that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in this Warrant. Holder also represents it has not been organized for the purpose of acquiring this Warrant.

7. Optional Redemption. (a) In the event that the volume weighted average closing bid price of the Company’s Common Stock as reported on the OTC Bulletin Board® for any twenty (20) consecutive trading days on the OTC Bulletin Board (or upon a national securities exchange or the NASDAQ, if so listed) is at least $9.00 per share (subject to adjustment for any stock splits, combinations, or similar events with respect to the Common Stock after the original issuance date of this Warrant) (the “Redemption Price”), the Company shall be entitled to redeem all, but not less than all, of the Warrants at a per Warrant redemption price of $0.0001, at any time after the completion of such twenty (20) consecutive trading day period by providing thirty (30) business days’ written notice (the “Notice Period”) to the Holders. For the avoidance of doubt, this Warrant may be exercised in whole at any time, or in part from time to time, by the Holder during the Notice Period in accordance with Section 1 hereof. The Holder agrees to return the certificate representing the redeemed Warrants to the Company upon their redemption (or evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant in accordance with Section 8 hereof).

(b) Notwithstanding Section 7(a) hereof, for so long as any Warrant Shares are not subject to a registration statement declared effective by the SEC or are not otherwise permitted to be immediately sold, in whole, pursuant to an exemption to registration for such resale, including pursuant to Rule 144 of the Act, the Company shall not be entitled to exercise its redemption rights pursuant to Section 7(a) above.

8. Loss, etc., of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

9. Warrant Holder Not Stockholder. This Warrant does not confer upon the Holder any right to vote on or consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, nor any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to Holders as set forth herein.

10. Communication. No notice or other communication under this Warrant shall be effective or deemed to have been given unless, the same is in writing and is mailed by first-class mail, postage prepaid, or via recognized overnight courier with confirmed receipt, addressed to:

(a) the Company at Chelsea Therapeutics International, Ltd., The Richardson Building 13950 Ballantyne Corporate Place Suite 325, Charlotte, NC 28277, Attn: President, or other such address as the Company has designated in writing to the Holder; or

(b) the Holder at the address of the Holder set forth in the Subscription Agreement, or other such address as the Holder has designated in writing to the Company.

11. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

12. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of the State of Delaware without giving effect to the principles of conflicts of law thereof.

13. No Impairment. The Company will not avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

*    *    *    *    *

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by the undersigned duly authorized officer, this      day of             , 2006.

CHELSEA THERAPEUTICS
INTERNATIONAL, LTD.

By:
Name:	J. Nick Riehle
Title:	Treasurer and Chief Financial Officer

SUBSCRIPTION

The undersigned,                     , pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase                      shares of the Common Stock, par value $0.0001 per share, of Chelsea Therapeutics International, Ltd. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:	Signature:

Address:

ASSIGNMENT

FOR VALUE RECEIVED                      (“Assignor”) hereby sells, assigns and transfers unto                      (“Transferee”) the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint                     , attorney, to transfer said Warrant on the books of Chelsea Therapeutics International, Ltd. By acceptance of the foregoing Warrant, Transferee shall become a Holder under said Warrant and subject to the rights, obligations and representations of Holder set forth in said Warrant.

ASSIGNOR:

Dated:	Signature:

Address:

TRANSFEREE:

Dated:	Signature:

Address:

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED                      (“Assignor”) hereby assigns and transfers unto                                          (“Transferee”) the right to purchase              shares of Common Stock, par value $0.0001 per share, of Chelsea Therapeutics International, Ltd. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint                                         , attorney, to transfer such part of said Warrant on the books of Chelsea Therapeutics International, Ltd. By acceptance of the proportionate part of foregoing Warrant, Transferee shall become a Holder under said proportionate part of said Warrant and subject to the rights, obligations and representations of Holder set forth in said Warrant.

ASSIGNOR:

Dated:	Signature:

Address:

TRANSFEREE:

Dated:	Signature:

Address: